Exhibit 10.1

AMENDMENT NO. 8 TO SENIOR SUBORDINATED NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 8 TO SENIOR SUBORDINATED NOTE PURCHASE AGREEMENT (this “Amendment”) is dated as of June 30, 2014 (the “Eighth Amendment Effective Date”) by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation (the “Company”) and the Purchasers signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Note Purchase Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, the Company and the Purchasers are party to that certain Senior Subordinated Note Purchase Agreement, dated as of June 6, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Note Purchase Agreement”) pursuant to which, among other things, the Company issued and sold to the Purchasers those certain 18% Senior Subordinated Notes due 2011 in accordance with and pursuant to the terms and provisions of the Note Purchase Agreement;

WHEREAS, the Company has requested that the Purchasers agree to amend the Note Purchase Agreement to extend the maturity date of the Tranche B Notes as set forth herein; and

WHEREAS, for good and valuable consideration, the Purchasers are willing to so amend the Note Purchase Agreement, all upon the terms and conditions as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Amendments to Note Purchase Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 2 below:

1.1     Section 9.1 of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

“9.1     Payment of Notes at Maturity.

The entire outstanding principal amount of, and the interest then accrued and unpaid on, the Tranche A Notes shall be due and payable on the Tranche A Scheduled Maturity Date. The entire outstanding principal amount of, and the interest then accrued and unpaid on, the Tranche B Notes shall be due and payable on June 30, 2019.

2.     Conditions to Effectiveness. This Amendment shall be effective on the date when the Required Holders determine that each of the following conditions have been met:

(a)     this Amendment shall have been duly executed and delivered by the Company and each of the Purchasers; and

(b)     receipt by the Purchasers of such other instruments and documents as they may reasonably request.

3.     Tranche B Notes Deemed Modified. Each of the Company and each of the Purchasers hereby acknowledges and agrees that immediately upon the effectiveness of this Amendment, each of the Tranche B Notes shall be deemed modified to be consistent with the amendments provided for herein, and any reference in any of the Tranche B Notes to “June 30, 2015” shall be deemed to be a reference to “June 30, 2019” without the need for any further action by the Company, any Purchaser or any other Person.

4.     Miscellaneous.

4.1     Effect; Ratification.

(a)     Except as specifically set forth above, the Amended Note Purchase Agreement and the other Financing Documents and all payment and performance obligations and all liens granted thereunder shall remain in full force and effect and are hereby ratified and confirmed. The Company agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Amended Note Purchase Agreement or the other Financing Documents.

(b)     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default (whether or not known to any Purchaser) or any right, power or remedy of the Purchasers under the Amended Note Purchase Agreement or any other Financing Document, nor constitute an amendment of any provision of the Amended Note Purchase Agreement or any other Financing Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Amended Note Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Note Purchase Agreement as amended hereby.

(c)     The Company acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by the Purchasers of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Amended Note Purchase Agreement or of any other Financing Document, (ii) to create a course of dealing or otherwise obligate any Purchaser to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of the Purchasers to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

4.2     Counterparts and Signatures by Fax. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Amendment by fax or electronic mail shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

4.3     Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not be affected or impaired thereby.

4.4     Financing Document. This Amendment shall constitute a Financing Document.

4.5     GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS THEREOF, BUT OTHERWISE WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES OF THE LAW THEREOF.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY INTERNATIONAL TEXTILE GROUP, INC.

By:	/s/Craig J. Hart
Name:	Craig J. Hart
Title:	Vice President and Treasurer

Signature Page to Amendment No. 8 to Note Purchase Agreement

PURCHASERS: WLR RECOVERY FUND IV, L.P. By: WLR Recovery Associates IV, LLC, its General Partner

By:	/s/David L. Wax
Name:	David L. Wax
Title:	Member

WLR IV PARALLEL ESC, L.P. By: INVESCO WLR IV Associates, LLC, its General Partner

By:	/s/David L. Wax
Name:	David L. Wax
Title:	Member

Signature Page to Amendment No. 8 to Note Purchase Agreement